Exhibit 10.44

REAFFIRMATION OF GUARANTY

April 11, 2003

General Electric Capital Corporation, as Agent
500 West Monroe
Chicago, Illinois 60661
Attn: Wilsons Leather Account Manager

               Please refer to (1) the Fourth Amended and Restated Credit Agreement dated as of April 23, 2002 (the “Credit Agreement”), amending and restating that certain Third Amended and Restated Credit Agreement dated as of June 19, 2001, amending and restating that certain Second Amended and Restated Credit Agreement dated as of October 31, 2000, amending and restating that certain Amended and Restated Credit Agreement dated as of May 24, 1999, amending and restating that certain Credit Agreement dated as of May 25, 1996 among Wilsons Leather Holdings Inc. (“Borrower”), the Loan Parties (as defined therein), General Electric Capital Corporation, individually and as agent (“Agent”) and the Lenders (as defined therein), (2) the First Amendment to Fourth Amended and Restated Credit Agreement dated as of November 1, 2002 among Borrower, the Loan Parties, Agent and the Lenders, (3) the Limited Waiver and Second Amendment to Fourth Amended and Restated Credit Agreement dated as of January 31, 2003 among Borrower, the Loan Parties, Agent and the Lender, (4) the Limited Waiver and Third Amendment to Fourth Amended and Restated Credit Agreement dated the date hereof among Borrower, the Loan Parties, Agent and the Lender (the “Waiver and Amendment”), (5) the Parent Guaranty dated as of May 25, 1996 (as amended, the “Parent Guaranty”) by certain of the undersigned in favor of Agent on behalf of the Lenders under the Credit Agreement, (6) the Store Guarantors’ Guaranty (as amended, the “Store Guarantors’ Guaranty”) dated as of May 25, 1996 by certain of the undersigned in favor of Agent on behalf of the Lenders under the Credit Agreement, (7) the Joinder Agreement dated July 31, 1997 between Wilsons International, Inc. and Agent, (8) the Joinder Agreement dated May 24, 1999 between certain of the undersigned and Agent, (9) the Joinder Agreement dated October 10, 2000 between certain of the undersigned and Agent, (10) the Joinder Agreement dated October 31, 2000 between certain of the undersigned and Agent, and (11) the Joinder Agreement dated April 13, 2001 between certain of the undersigned and Agent.

               Pursuant to the Waiver and Amendment, Lenders have agreed, inter alia, to (i) waive and amend certain provisions of the Credit Agreement, and (ii) continue to make Loans and to incur Letter of Credit Obligations and Eligible Trade L/C Obligations on behalf of Borrower. All capitalized terms used but not otherwise defined herein have the meaning given to them in the Credit Agreement or in Schedule A thereto.

               We hereby (i) acknowledge receipt of the Waiver and Amendment, (ii) acknowledge and reaffirm all of our obligations and undertakings under the Parent Guaranty and the Store Guarantors’ Guaranty (as applicable) (collectively, the “Guaranties”), and (iii) acknowledge and agree that subsequent to, and taking into account such Waiver and Amendment, the Guaranties are and shall remain in full force and effect in accordance with the terms thereof.

PARENTS:

Wilsons The Leather Experts Inc.
Wilsons Center, Inc.
Rosedale Wilsons, Inc.
River Hills Wilsons, Inc.

By: /s/ Peter G. Michielutti

Title: Executive Vice President & CFO
The authorized officer of each of the
foregoing corporations

STORE GUARANTORS:

Bentley’s Luggage Corp.
Bermans The Leather Experts Inc.
El Portal Group, Inc.
Florida Luggage Corp.
Travelsupplies.com LLC
Wilsons Leather Direct Inc.
Wilsons International Inc.
Wilsons Leather of Airports Inc.
Wilsons Leather of Alabama Inc.
Wilsons Leather of Arkansas Inc.
Wilsons Leather of Canada Ltd.
Wilsons Leather of Connecticut Inc.
Wilsons Leather of Delaware Inc.
Wilsons Leather of Florida Inc.
Wilsons Leather of Georgia Inc.
Wilsons Leather of Indiana Inc.
Wilsons Leather of Iowa Inc.
Wilsons Leather of Louisiana Inc.
Wilsons Leather of Maryland Inc.
Wilsons Leather of Massachusetts Inc.
Wilsons Leather of Michigan Inc.
Wilsons Leather of Mississippi Inc.
Wilsons Leather of Missouri Inc.
Wilsons Leather of New Jersey Inc.
Wilsons Leather of New York Inc.

Wilsons Leather of North Carolina Inc.
Wilsons Leather of Ohio Inc.
Wilsons Leather of Pennsylvania Inc.
Wilsons Leather of Rhode Island Inc.
Wilsons Leather of South Carolina Inc.
Wilsons Leather of Tennessee Inc.
Wilsons Leather of Texas Inc.
Wilsons Leather of Vermont Inc.
Wilsons Leather of Virginia Inc.
Wilsons Leather of West Virginia Inc.
Wilsons Leather of Wisconsin Inc.

By: /s/ Peter G. Michielutti

Title: Executive Vice President & CFO
The authorized officer of each of the
foregoing corporations

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